SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 13, 1997



                         TRINITY INDUSTRIES, INC.
          (Exact name of registrant as specified in its charter)





Delaware		                             	1-6903                75-0225040
(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                        Identification No.)






	       2525 Stemmons Freeway
        	   Dallas, Texas                  75207-2401
	(Address of principal executive offices)  (Zip Code)




     Registrant's telephone number, including area code: 214/631-4420

Item 5.   Other Events

          See Exhibit 99(1) to this Form 8-K.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          Exhibit 99(1) - Press release of Registrant dated March 13, 1997

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TRINITY INDUSTRIES, INC.




Date: March 14, 1997 	           By:  \s\ F. Dean Phelps
                                       F. Dean Phelps
                                       Vice President





                             				EXHIBIT 99(1)


NEWS RELEASE

Contact:  Michael E. Conley
         Director of Investor Relations
         (214) - 589-8935

FOR IMMEDIATE RELEASE
March 13, 1997


    TRINITY INDUSTRIES DECLARES A DISTRIBUTION OF THE SHARES OF HALTER
       MARINE GROUP, INC;  DECLARES REGULAR QUARTERLY CASH DIVIDEND

DALLAS -- Trinity Industries, Inc. (NYSE: TRN) today announced that its Board of Directors declared a distribution of the fifteen million shares of common stock of Halter Marine Group, Inc. (AMEX: HLX) held by Trinity. This tax-free property distribution is payable on March 31, 1997 to Trinity stockholders of record on March 21, 1997. Stockholders of record will be entitled to receive approximately 0.348 of a share of Halter common stock for each share of Trinity common stock held. Checks for fractional shares will be mailed on or before April 15, 1997.

Trinity Industries, with headquarters in Dallas, Texas, manufactures and markets a wide variety of products, principally in six business segments:
Railcars, Marine Products, Construction Products, Containers, Metal Components and Leasing.
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